CONVERTIBLE SECURED NOTE

$________________________                                    Date:______________

     1. FOR VALUE RECEIVED,  ___________________,  a ________  corporation  (the
"Company"), promises to pay to the order of Harvest Restaurants, Inc., a Texas corporation ("Harvest"), pursuant to the Secured Loan Agreement (as hereinafter defined), at such place as Harvest may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of ___________________Dollars ($____________) and any interest thereon or, if less, the aggregate unpaid amount of the Loan made pursuant to Section 1.1 of the Loan Agreement and any interest thereon.

     2. This Note evidences the Loan made under and is executed and delivered pursuant to a Secured Loan Agreement dated of even date herewith between the Company and Harvest (the "Secured Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which this Note may be repaid and accelerated and for a description of the collateral and security securing this Note. Capitalized terms not otherwise defined herein shall have the meanings described to them in the Secured Loan Agreement.

     3. Interest shall accrue on the aggregate outstanding principal balance of the Loan, for the period commencing on the date an Advance is made until the Loan is paid in full, at a per annum rate equal to the rate announced by the Frost National Bank, or its successor in interest (the "Bank") from time to time as its "Prime Rate" in effect at its office in San Antonio, Texas, plus four percent (4%). The interest rate shall be adjusted, from time to time, on the same day on which the Bank adjusts its "Prime Rate." As of the date of this Agreement, the Bank's Prime Rate is _____%. Interest on the outstanding principal amount of the Loan shall be payable on the dates set forth herein and at maturity (whether at stated maturity, by acceleration or otherwise). Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

     4. From the date of the first Advance to and through the Draw Loan Termination Date,______________, the Company shall pay to Harvest interest on the outstanding principal balance of the Loan on the first day of each Retail Period (hereinafter defined), commencing on the first day of the Retail Period immediately following the Retail Period in which the Company initially draws on the Loan under this Agreement.

     5. From the close of business on the Draw Loan Termination Date, the outstanding principal amount of the Loan and all accrued interest thereon shall be payable as follows: the principal balance of the Loan shall be payable to Harvest in sixty-five (65) installments of principal (the amount of each periodic principal installment shall be determined by dividing the loan balance by one hundred thirty [130]) plus accrued interest, on the first day of each of Harvest's thirteen (13) consecutive four-week accounting periods used for accounting purposes (each such four- week period shall be referred to herein as a "Retail Period"), commencing on the first day of the Retail Period immediately following the Draw Loan Termination Date and continuing thereafter for sixty-five (65) Retail Periods, when the entire remaining principal balance of the Loan and all interest accrued thereon shall be due and payable.




CONVERTIBLE SECURED NOTE                                                  PAGE 1

     6. Any principal payment due under this Note not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest at the maximum rate allowed by law until such unpaid amount has been paid in full (whether before or after judgment).

     7. This Note may not be prepaid at any time without the prior written consent of Harvest, which consent may be withheld in its sole discretion. All payments made hereunder shall be applied first to interest and then to outstanding principal.

     8. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day.

     9. Harvest, in its sole discretion and without obligation on Harvest to do so, may advance and pay sums on behalf and for the benefit of the Company for costs necessary for the protection and preservation of the collateral (as described in the Security Agreement of even date herewith executed by the Company for the benefit of Harvest) securing this Note and other costs that may be appropriate, in Harvest's sole discretion, including but not limited to, insurance premiums, ad valorem taxes, and attorneys' fees. Any sums which may be so paid out by Harvest including all sums paid for insurance premiums, or costs, expenses, and attorneys' fees paid in any suit affecting the collateral when necessary to protect the lien hereof shall bear interest from the dates of such payments at the interest rate applied to the matured and past due principal balance of this Note and shall be paid by Company to Harvest upon demand, at the same place at which this Note is payable, and shall be deemed a part of the debt and recoverable as such in all aspects.

     10. Any assumption by any other person, partnership, corporation, limited liability company, organization or any other entity of the obligations of the Company shall only be effective upon the written consent of Harvest and any such assumption with Harvest's consent shall not release the liability of the Company for payment of the Note unless expressly released by Harvest.

     11. Payment of this Note is secured by a Security Agreement of even date executed by the Company covering the rights and properties more fully described therein.

     12. Company and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in party, hereby severally: (i) expressly waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, notices of protest, diligence, notice of dishonor and all of the notice, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon, (iii) agree that Harvest shall not be required to first institute suit or exhaust its remedies hereon against the Company or other liable or to become liable hereon or to enforce its rights against them or any security herefor, and (iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice to any of them.




CONVERTIBLE SECURED NOTE                                                  PAGE 2

     13. In the event all or any part of the Collateral secured by this Note or all or any part of the stock or partnership interests or other ownership interests in the Company are sold, conveyed, or otherwise disposed of without the prior written consent of Harvest, the maturity of this Note, at the option of Harvest, shall be accelerated and Harvest may immediately demand payment of the then outstanding principal sum together with all accrued and unpaid interest due thereon.

     14. If default is made in the payment of any installment hereof, either principal or interest, or in the payment of any other sum due hereunder, promptly when the same shall be due and payable hereunder, or if there is any default under any instrument which secures the payment of this Note or which is executed in connection with the Loan evidenced by this Note, then Harvest, in addition to its other remedies hereunder and the Loan Agreement and any instrument which secures the payment of this Note or at law or in equity, shall have the right and option, without notice or demand, to declare the unpaid balance of principal and interest and all other sums owing on this Note at once due and payable. If this Note is not paid at its maturity, regardless of how such maturity may be brought about, Harvest may foreclose the liens and security interests securing payment hereof or exercise any of its other rights hereunder or the Loan Agreement or under any instrument which securest the payment of this Note, or at law or in equity. Failure to exercise any such rights upon default shall not constitute a waiver of the right to exercise any of them at any time.

     15. If there is any default under this Note, and this Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, the Company and all parties now or hereafter liable hereon agree to and promise to pay to the order of the holder hereof such holder's reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder's rights with respect to the Collateral to the extent allowed by the laws of the State of Texas or any state in which any Collateral is situated, including reasonable attorneys' fees of not less than 10% of the unpaid amounts and all other costs incurred by Harvest.

     16. THE COMPANY AND ANY GUARANTOR AGREE TO GIVE HARVEST WRITTEN NOTICE OF ANY ACTION OR INACTION BY HARVEST OR ANY AGENT OR ATTORNEY OF HARVEST IN CONNECTION WITH THIS NOTE OR THE LOAN THAT MAY BE ACTIONABLE AGAINST HARVEST OR ANY AGENT OR ATTORNEY OF HARVEST OF A DEFENSE TO PAYMENT OF THE LOAN FOR ANY REASON, INCLUDING, BUT NOT LIMITED TO, COMMISSION OF A TORT OF VIOLATION OF ANY CONTRACTUAL DUTY OR DUTY IMPLIED BY LAW. THE COMPANY AGREES THAT UNLESS SUCH NOTICE IS DULY GIVEN AS PROMPTLY AS POSSIBLE (AND IN ANY EVENT WITHIN TEN (10) CALENDAR DAYS) AFTER THE COMPANY AND/OR GUARANTOR HAS KNOWLEDGE OR WITH THE EXERCISE OF REASONABLE DILIGENCE SHOULD HAVE HAD KNOWLEDGE OF ANY SUCH ACTION OR INACTION, THE COMPANY AND GUARANTOR SHALL NOT ASSERT, AND THE COMPANY AND
GUARANTOR  SHALL  BE  DEEMED  TO HAVE  WAIVED,  ANY  CLAIM  OR  DEFENSE  ARISING
THEREFROM.

     17. This Loan shall be governed by and construed in accordance with Texas law and applicable federal law. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of acceleration of the




CONVERTIBLE SECURED NOTE                                                  PAGE 3
maturity hereof or otherwise, shall the amount paid or agreed to be paid to Harvest for the use, forbearance or detention of money hereunder or otherwise exceed the maximum amount permissible under applicable law. If fulfillment of any provision hereof or of any note or other document now or hereafter evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, would involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced automatically to the limit of such validity. If Harvest shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the unpaid principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Company. All sums paid or agreed to be paid to Harvest for the use, forbearance or detention of the indebtedness of Company to Harvest shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between the Company and Harvest.

     18. THIS NOTE HAS BEEN DELIVERED IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF. IN THE EVENT ANY ITEM, TERMS OR PROVISIONS CONTAINED IN THIS INSTRUMENT ARE IN CONFLICT WITH THE LAWS OF THE STATE OF TEXAS, OR FEDERAL LAW, THIS INSTRUMENT SHALL BE AFFECTED ONLY AS TO ITS APPLICATION TO SUCH ITEM, TERMS OR PROVISIONS, AND SHALL IN ALL OTHER RESPECTS REMAIN IN FULL FORCE AND EFFECT.

          19.1 Harvest or any subsequent holder of this Note (collectively referred to in this section as "Holder") shall have the right, at such Holder's option, at any time after the earlier of any acceleration of this Note or ______________ and up to the date on which the Company has properly repaid the outstanding principal balance of the Loan and all accrued interest thereon in full, subject to the terms and provisions of this Note and the Loan Agreement, to convert all or any portion of the outstanding principal balance of this Note into shares of common stock of the Company (the "Common Stock"), at an initial price per share of $___________ , subject to price adjustment as provided herein and the Loan Agreement (the "Conversion Price"). After the Company has opened ____ Restaurants under the Company's Area Development Agreement with Harvest, the price per share which Holder shall pay for the common stock of the Company pursuant to this conversion right shall increase from the initial Conversion Price per share every time the Company opens an additional Restaurant under the Company's Area Development Agreement with Harvest by fifty cents ($.50) per share beginning with the ____ Restaurant up to and through the ___ Restaurant to a maximum Conversion Price per share of $_______.

          19.2 Conversion of any portion of the principal balance of the Loan shall not relieve the Company of its obligation to pay any accrued but unpaid interest through the date of conversion on the portion of the principal balance of the Loan so converted. In no event shall interest be convertible into shares




CONVERTIBLE SECURED NOTE                                                  PAGE 4
of common stock in the Company. Upon such conversion, that portion of principal so converted shall be deemed to be paid in full upon the delivery to the holder of the Note of a certificate or certificates representing the proper number of shares of common stock of the Company to be issued to the holder of the Note upon such conversion. To the extent that any portion of this Note is not converted into shares of Common Stock, such portion shall remain a secured debt of the Company payable in accordance with the terms of the Loan Agreement and this Note. In the event this Note is to be converted in part only, the Company shall upon surrender of this Note, execute and deliver to the Holder thereof, at the expense of the Company, a new Note in the principal amount equal to the unconverted portion of this Note.

          19.3 Holder may exercise this right of conversion by first submitting to the Company a written notice of its election to convert ("Conversion Notice") the specified portion of the outstanding principal of this Note into the specified number of shares to be issues to the specified name or names (along with their addresses) in which the certificate(s) evidencing such shares of Common Stock shall be issued. Holder's conversion right and Conversion Price shall be fixed upon delivery of such written notice, delivery being deemed given upon actual delivery or on the second day after the notice is deposited with the United States Post Office, postage prepaid, certified mail, return receipt requested. As soon as practical after delivery of the Conversion Notice to the Company but in no event more than ______ (___) days after delivery of the Conversion Notice, the Company and Holder shall close on the conversion by the Holder delivering this Note properly endorsed for the conversion of the specified principal amount to the Company and the Company delivering a certificate or certificates representing the number of fully paid shares of Common Stock and a new Note for any unconverted portion of the principal amount hereof. Such conversion shall be deemed to have been made immediately before the close of business on the date that this Note shall have been surrendered for conversion, so that the rights of the Holder of this Note as a noteholder shall cease at such time and the person or persons entitled to receive the shares of Common Stock upon conversion of this Note shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time. If the last day for the exercise of the conversion right shall not be a business day, then such conversion right may be exercised on the next succeeding business day.


          19.4 In case of any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Note, or in case of any consolidation or merger of the Company with or into any partnership, corporation, or other entity (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding shares of Common Stock, other than a change in number of shares issuable upon conversion of this Note) or in case of any sale or conveyance to any partnership, corporation, or other entity of the property of the Company as an entirety or substantially as an entirety, then the holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale, or conveyance by a holder of the number of shares of Common Stock of the Company issuable upon conversion of this Note immediately prior to such reclassification, change, consolidation, merger, sale, or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein.




CONVERTIBLE SECURED NOTE                                                  PAGE 5

          19.5 The Conversion Price shall be adjusted in the event the Company shall at any time (i) make a subdivision of or combine shares of Common Stock outstanding or (ii) pay a dividend or make a distribution in cash, in kind, or in securities of any kind. In the event the Company makes a subdivision of shares of Common Stock or pays a dividend or makes a distribution in cash, in kind, or in securities of any kind, the Conversion Price in effect immediately prior to such action shall be appropriately decreased, and in the event the Company shall at any time combine the shares of Common Stock outstanding, the Conversion Price in effect immediately prior to such combination shall be appropriately increased. An adjustment made pursuant to this Section 19.5 shall, in the event of a subdivision or combination, become effective retroactively immediately after the effective date thereof, and shall, in the event of a dividend or distribution, become effective retroactively immediately after the record date for the determination of stockholders entitled thereto. Whenever the Conversion Price is adjusted, pursuant to this Section 19.5, the Company shall promptly cause a notice to be given to the Holder of this Note which will state the adjusted Conversion Price.

          19.6 The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock solely for the purpose of issuance upon conversion of this Note as herein provided, such number of shares of Common Stock as shall be issuable upon the conversion of the entire Maximum Principal Balance of the Loan. The Company covenants that all shares of Common Stock which shall be so issuable shall be duly and validly issued and fully-paid and non-assessable.

          19.7 The Company covenants that if any shares of Common Stock to be issued upon conversion of this Note require registration with or approval of any governmental authority under any federal or state law before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be.

          19.8 The issuance of certificates for shares of Common Stock upon the conversion of this Note shall be made without charge to the converting Noteholder for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the names as may be directed by the Holder of this Note; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of this Note, and the Company shall not be required to issue or deliver such certificates unless and until the person or parsons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

     20. The Company and Harvest further agree as follows:

          20.1 Any and all controversies between the parties shall be settled by arbitration, in accordance with the commercial arbitration rules, then obtaining, of the American Arbitration Association. Any arbitration hereunder shall be before at least three arbitrators associated with the American Arbitration Association and selected in accordance with the commercial arbitration rules of the American Arbitration Association. The award of the arbitrators, or of a majority of them, shall be final, and judgment upon the award rendered may be entered in any court, state or federal, having jurisdiction.



CONVERTIBLE SECURED NOTE                                                  PAGE 6

          20.2 Arbitrable Disputes include any and all controversies or claims between the parties, of whatsoever type or manner, including any claim based on contract, tort, or statute, and including without limitation, any claim arising out of or relating to this agreement or any other proposed or actual loan, all past, present, and/or future agreements involving the parties, any transactions between or involving the parties and/or any aspect of the past, present or future relationship of the parties, whether related to lending funds or otherwise, specifically including any alleged tort committed by either party.

          20.3 Depositions may be taken and other discovery obtained in any arbitration under this agreement. Within thirty (30) days of the date a responsive pleading is filed in any arbitration proceeding hereunder, all parties shall serve on all other parties in initial disclosure as would be required by rule 26, federal rules of civil procedure.


          20.4 For purposes of this provision, "the parties" means the Company, Harvest, any guarantor, beneficiary, trustee, successor or assigns, all persons and entities signing this or any other agreements, security instruments, and/or guarantees, executed heretofore or contemporaneously with and as part of the same transaction with this agreement. "The parties" shall also include individual partners, shareholders, officers, directors, employees, agents and/or representatives of any party of those documents, and shall include any other owner and holder of the loan documents.

          20.5 The parties shall have the right to invoke self-help remedies (such as set-off, notification of account debtors, seizure and/or foreclosure of collateral, and non-judicial sale of personal property and real property collateral) before, during or after any arbitration and/or to request ancillary or provisional judicial remedies (such as garnishment, attachment, specific performance, receiver, injunction or restraining order, and sequestration) before or after any arbitration. The parties need not await the outcome of the arbitration before using self-help remedies. Use of self-help or ancillary and/or provisional remedies shall not operate as a waiver of either party's right to compel arbitration.

          20.6 The parties agree that any action regarding any controversy between the parties shall either be brought by arbitration, as described herein, or by judicial proceedings, but shall not be pursued simultaneously in different or alternative forums. This provision shall not operate to limit the parties from the pursuing self-help remedies before, during or after any arbitration is described in paragraph 20.5 above. A timely written notice of intent to arbitrate pursuant to this agreement stays and/or abates all action in a trial court, save and except a hearing on a motion to compel arbitration and/or the entry of an order compelling arbitration and staying and/or abating the litigation pending the filing of the final award of the arbitrators.

          20.7 Any aggrieved party shall serve a written notice of intent to arbitrate to any and all opposing parties within 360 days after dispute has arisen. A dispute is defined to have arisen only upon receipt of service of




CONVERTIBLE SECURED NOTE                                                  PAGE 7
judicial process or of a complaint in arbitration. Failure to serve a written notice of intent to arbitrate within the time specified above shall be deemed. A waiver of the aggrieved party's right to compel arbitration of such claim. The issue of waiver pursuant to this agreement is an arbitrable dispute.

          20.8 Active participation in pending litigation during the 360 day notice period, whether as plaintiff or defendant, is not a waiver of the right to compel arbitration. All discovery obtained in the pending litigation may be used in any subsequent arbitration proceeding.

          20.9 Any arbitrator selected shall be knowledgeable in the subject matter of the dispute. Qualified retired judges shall be selected whenever possible through panels maintained by the american arbitration association. Each of the parties shall pay an equal share of the arbitration costs, fees, and expenses, and of the arbitrators' costs, fees, and expenses.

          20.10 All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding hereunder and the commencement of any arbitration proceeding tolls such limitations.

          20.11 In any arbitration proceedings subject to these provisions, the arbitrators, or a majority of them, are specifically empowered to decided (by documents only, or with a hearing, at the arbitrators' sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication.

          20.12 The provisions of this section shall survive any termination, amendment, or expiration of the agreement in which this section is contained, unless all the parties otherwise expressly agree in writing.

          20.13 The parties acknowledge that this agreement evidences a transaction involving interstate commerce in that funds which may be advanced or committed under this agreement are derived from interstate and/or international financial markets. The federal arbitration act shall govern the interpretation, enforcement, and proceedings pursuant to the arbitration clause in this agreement.

          20.14 The arbitrators, or a majority of them, shall award attorney's fees and costs to the prevailing party pursuant to the terms of this agreement.

          20.15 Venue of any arbitration proceeding hereunder will be in Bexar County, Texas.

     21. THIS NOTE IS PAYABLE IN FULL AT MATURITY. AT MATURITY THE COMPANY MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND UNPAID INTEREST THEN DUE. HARVEST IS UNDER NO OBLIGATION TO REFINANCE THIS NOTE AT THAT TIME. COMPANY WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THE COMPANY MAY OWN, OR COMPANY WILL HAVE TO FIND A LENDER, WHICH MAY BE HARVEST, WILLING TO LEND COMPANY THE MONEY. IF COMPANY REFINANCES THIS NOTE AT MATURITY, COMPANY MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATES WITH A NEW LOAN EVEN IF THE COMPANY OBTAINS REFINANCING FROM HARVEST.



CONVERTIBLE SECURED NOTE                                                  PAGE 8

     IN WITNESS WHEREOF, the Company has caused this Note to be executed in its corporate name by its undersigned duly authorized officer on _________________ to be effective







                                           By:__________________________________
                                           Name: _______________________________

Title:________________________________






CONVERTIBLE SECURED NOTE                                                  PAGE 9